787 Seventh Avenue New York, NY 10019-6099 Tel: 212 728 8000 Fax: 212 728 8111

February 16, 2017

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Sanford C. Bernstein Fund, Inc.

Securities Act File No. 33-21844

Investment Company Act File No. 811-05555

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Prospectus, dated January 27, 2017, for the International Portfolio, the Tax-Managed International Portfolio, the Emerging Markets Portfolio, the Short Duration New York Municipal Portfolio, the Short Duration California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio, the New York Municipal Portfolio, the California Municipal Portfolio, the Diversified Municipal Portfolio, the Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Overlay A Portfolio, the Tax-Aware Overlay A Portfolio, the Overlay B Portfolio, the Tax-Aware Overlay B Portfolio, the Tax-Aware Overlay C Portfolio, the Tax-Aware Overlay N Portfolio, the AB International Portfolio, the AB Tax-Managed International Portfolio, the AB Emerging Markets Portfolio, the AB Intermediate New York Municipal Portfolio, the AB Intermediate California Municipal Portfolio, the AB Intermediate Diversified Municipal Portfolio and the AB Short Duration Portfolio (the “Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. The purpose of the filing is to submit the 497(c) filing dated January 27, 2017 in XBRL for the Portfolios.

Any questions or comments on the attached should be directed to the undersigned at 212-728-8992.

Very truly yours,

/s/ Jessica A. Herlihy
Jessica A. Herlihy

Enclosures

NEW YORK    WASHINGTON    PARIS    LONDON    MILAN    ROME     FRANKFURT    BRUSSELS

in alliance with Dickson Minto W.S., London and Edinburgh